Exhibit 10.3
COVER PAGE FOR
AMENDMENT AND RESTATEMENT OF SCHEDULES
TO AMENDED AND RESTATED OPERATIONAL SERVICES AGREEMENT

An Amended and Restated Operational Services Agreement was executed as of April 1, 2012 (the “Agreement”), among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC (or its predecessor entity), Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Agreement; provided, however, that the term “TRMC” shall refer to Tesoro Refining & Marketing Company LLC, as successor by conversion of Tesoro Refining and Marketing Company.
The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 14(h) of the Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Agreement for all purposes.
Executed as of June 1, 2013.

TESORO COMPANIES, INC.		TESORO LOGISTICS GP, LLC

By:	/s/ GREGORY J. GOFF	By:	/s/ PHILLIP M. ANDERSON
	Gregory J. Goff		Phillip M. Anderson
	President		President

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/s/ GREGORY J. GOFF	By:	/s/ PHILLIP M. ANDERSON
	Gregory J. Goff		Phillip M. Anderson
	President		President

Signature Page 1 to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

TESORO ALASKA COMPANY		TESORO HIGH PLAINS PIPELINE COMPANY LLC

By:	/s/ GREGORY J. GOFF	By:	/s/ PHILLIP M. ANDERSON
Name:	Gregory J. Goff	Name:	Phillip M. Anderson
Title:	President	Title:	President

Signature Page 2 to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule A
Contribution Agreements and Applicable Terms
Initial Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro, Tesoro Alaska, Tesoro Refining and Marketing, and Tesoro High Plains Pipeline Company LLC
April 26, 2011
Mandan Rack, North Dakota; Anchorage Terminal, Alaska; Salt Lake City Rack, Utah; Salt Lake City Storage Facility, Utah; Vancouver Terminal, Washington; Boise Terminal, Idaho; Burley Terminal, Idaho; Stockton Terminal, California; Wilmington Terminal, California; Salt Lake City Pipelines, Utah; and High Plains Pipeline System, North Dakota and Montana.

Amorco Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, effective as of April 1, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing	April 1, 2012	Amorco Terminal

Page 1 of Schedule A to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule A

Contribution Agreements and Applicable Terms
(continued)

Long Beach Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of September 14, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing
	Upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable.	Long Beach Terminal and Los Angeles Pipeline System

Anacortes Rail Terminal Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of November 15, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing
	November 15, 2012	Anacortes Rail Terminal

Page 2 of Schedule A to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

BP Carson Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of May 17, 2013, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro Refining & Marketing Company LLC	June 1, 2013	San Diego Terminal Colton Terminal Hathaway Terminal East Hynes Terminal West Hynes Terminal Vinvale Terminal Carson Crude Terminal

Page 3 of Schedule A to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B**
**All Schedule B pages have been updated to reflect current amounts charged with CPI increases through the date of this Amendment and Restatement.

Mandan Rack, North Dakota
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Natural Gas
Water
Wastewater
Personnel Support – Operations, Supply & Trading, Marketing, Security and Maintenance
Total	$190,500

Page 1 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Anchorage Terminal, Alaska
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Page 2 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Salt Lake City Rack, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Plant Air
Steam
Water
Wastewater

Page 3 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Salt Lake City Storage Facility, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater
Personnel Support – Maintenance and Operations	The SLC remote tank farm (Tesoro Refining and Marketing) will need to pay $60,000 annually for operational support provided by a General Partner employee.

Page 4 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Vancouver Terminal, Washington
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Page 5 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Boise Terminal, Idaho
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Page 6 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Burley Terminal, Idaho
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater

Page 7 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Stockton Terminal, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Wastewater

Page 8 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Wilmington Terminal, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater
Personnel Support
Total	$50,000

Page 9 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Salt Lake City Pipelines, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater

Page 10 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

High Plains Pipeline System, North Dakota and Montana
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Page 11 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Amorco Terminal, Suisan Bay, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Booming
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Internal Oil Spill Response Drill
Personnel Support
Programmable Logic Control and Digital Control System
Routine Engineering Support
Routine support and repair of fiber optic line
Security Personnel at site of Wharf and Tankage
Software Services
Wastewater Handling
Wharf Support Personnel
Total	$1,163,000

Page 12 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Long Beach Terminal, Port of Long Beach, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Personnel Support
Programmable Logic Control and Digital Control System
Routine Engineering Support
Routine support and repair of fiber optic line
Software Services
Wastewater Handling
Wharf Support Personnel
Total	$209,000

Note that the following services shall be direct billed to TLO from third parties and shall not be part of the Agreement:

a)	Electricity (SoCal Edison);

b)	Gas (City of Long Beach);

c)	Water (Long Beach Water);

d)	Right-of-Way Payments (SoCal Edison); and

e)	Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).

Page 13 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B
Anacortes Rail Facility, Anacortes, Washington
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Personnel Support
Programmable Logic Control and Digital Control System
Routine Engineering Support
Routine support and repair of fiber optic line
Software Services
Wastewater Handling (Anacortes Refinery)
Electricity (PSE)
Water (City of Anacortes, including potable, non-potable and fire water)
Total	$355,000*

*This amount is applicable until separate metering is installed pursuant to the ground lease executed in connection with the Contribution, Conveyance and Assumption Agreement related to the Anacortes Rail Facility.

Note that the following services shall be direct billed to TLO from third parties and shall not be part of the Agreement: Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).

Page 14 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

San Diego Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Wastewater Handling
Support Personnel
Total	$56,781

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: SDG&E

b)	Gas: SDG&E

c)	Water & Sewer: City of San Diego

d)	Telephone: Sprint

Page 15 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Colton Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Wastewater Handling
Support Personnel
Total	$74,352

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Water: West Valley Water District Sewage/ - City of Rialto

c)	Telephone: AT&T

Page 16 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Hathaway Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Support Personnel
Total	$216,665

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

c)	Water: TBD

d)	Telephone: Verizon & AT&T

Page 17 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Hynes Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Wastewater Handling
Support Personnel
Total	$435,320

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

c)	Water: TBD

d)	Telephone: TBD

Page 18 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Vinvale Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Wastewater Handling
Support Personnel
Total	$227,505

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

c)	Water/Sewer: City of South Gate

d)	Telephone: Verizon/AT&T

Page 19 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement

Schedule B

Carson Crude Terminal
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Programmable logic control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Wastewater Handling
Support Personnel
Total	$555,609

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: TBD

c)	Telephone: TBD

d)	Water: TBD

Page 20 of Schedule B to Amendment and Restatement of
Schedules to Amended and Restated Operational Services Agreement